Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2012
Basis of presentation

Basis of presentation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Significant accounting policies followed by the Company in the preparation of the accompanying consolidated financial statements are summarized below.

Principles of consolidation

Principles of consolidation

The accompanying consolidated financial statements include the accounts of Gravity and the following subsidiaries (collectively referred to as the “Company”). All intercompany balances and transactions have been eliminated in the consolidation.

Subsidiary	Year of Establishment	Year of Obtaining Control	Percentage of Ownership (%)
Gravity Interactive, Inc.(*1)	2003	2003	100.00
Gravity Entertainment Corp.	2003	2004	100.00
NeoCyon, Inc.	2000	2005	96.11
Gravity Middle East & Africa FZ-LLC(*2)	2007	2007	100.00
Gravity Games Corp.(*3)	2003	2010	50.83

(*1)	In October 2007, Gravity Interactive, Inc. founded L5 Games Inc., as a wholly owned US-based subsidiary. L5 Games Inc. was liquidated in May 2010.
(*2)	In May 2007, the Company founded Gravity Middle East & Africa FZ-LLC, a wholly owned United Arab Emirates-based subsidiary. Gravity Middle East & Africa FZ-LLC is in the process of liquidation as of December 31, 2012.
(*3)	In October 2010, the Company acquired 50.83% ownership of Barunson Interactive Corp. Based on the shareholders’ meeting held on March 28, 2011, Barunson Interactive Corp. changed its name to Gravity Games Corp.

The list of subsidiaries that were excluded from consolidation during the year ended December 31, 2012 is as follows:

Subsidiary	Reason
Gravity CIS Co., Ltd.(*)	Surrendered rights for shares of its investment during the year.
Gravity RUS Co., Ltd.(*)

(*)	In August 2012, the Company surrendered rights for shares (ownership interest of 99.99% (Gravity RUS Co., Ltd.) and 100% (Gravity CIS Co., Ltd.)) of its investments in accordance with the laws of Russia.

Investments in entities where the Company holds more than 20% but less than 50% ownership or over which the Company has significant management influence are accounted for using the equity method of accounting and the Company’s share of the investee’s operations is included in Equity method investments. The Company follows the equity method of accounting for investments in its joint venture Animation Production Committee and Gravity EU SAS (Note 7).

Investments in limited partnerships are accounted for using the equity method in accordance with Accounting Standard Codification (“ASC”) 323, Investment — Equity Method and Joint Ventures, which requires the use of the equity method unless the investor’s interest “is so minor that the limited partner may have virtually no influence over partnership operating and financial policies.” The Company follows the equity method of accounting for investment in Online Game Revolution Fund No. 1.

The Company recorded its initial investments at cost and records its pro rata share of the earnings or losses in the results of operations of the equity method investees.

Use of estimates

Use of estimates

The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenue and expenses during the reporting period. Significant items subject to such estimates and assumptions include useful lives of fixed assets, salvage values and recovery of property and equipment; recoverability of goodwill and intangible assets; valuation allowances for receivables, inventories and realization of deferred income tax assets, and fair values of derivatives. Actual results could differ materially from the estimates and assumptions used.

Risks and uncertainties

Risks and uncertainties

Industry and revenue

The industry in which the Company operates is subject to a number of industry-specific risks, including, but not limited to, rapidly changing technologies; significant numbers of new competitive entrants; dependence on key individuals; competition from similar products from larger companies; change in customer preferences; the need for the continued successful development, marketing, and selling of its products and services; and the need for positive cash flows from operations. The Company depends on one key product, “Ragnarok Online,” for most of its revenues.

During the years ended December 31, 2010, 2011 and 2012, the Company generated 85%, 83% and 87% of its revenues from countries in Asia, respectively.

As of December 31, 2010, 2011, and 2012, GungHo Online Entertainment, Inc. is the only licensee whose related accounts receivable and total revenue exceeds 10% of the Company’s total accounts receivable and total revenue, and the shares are as follows (Note 17):

		2010		2011		2012
Country	Licensee	Accounts Receivable	Revenues	Accounts Receivable	Revenues	Accounts Receivable	Revenues
Japan	GungHo Online Entertainment, Inc.	35%	56%	45%	50%	34%	51%

The amounts included within the accounts receivable balance as of December 31, 2012 are ￦2,424 million from GungHo Online Entertainment, Inc. and ￦908 million from GS Home Shopping Inc. There are no other balances with any parties that represent greater than 10% of the total accounts receivable balance.

Concentrations of credit risk

Cash and cash equivalents and short-term financial instruments are potentially subject to concentration of credit risk. Cash and cash equivalents and short-term financial instruments are placed with several financial institutions, of which approximately 32% of such amounts are held at one financial institution.

Revenue recognition

Revenue recognition

The Company recognizes revenue when persuasive evidence of an arrangement exists, the product or the service has been delivered or rendered, the price is fixed or determinable, and collection of the resulting receivable is reasonably assured.

The Company derives most of its revenues from online game subscription revenue mainly from Ragnarok Online paid by users in Korea, the United States and Canada, and royalties and license fees paid by our licensees in our overseas markets.

Online games — subscription revenue

All subscription fees for the online games are prepaid, which are recorded as deferred revenue and recognized as revenue on a monthly basis in proportion to the number of days lapsed or based on actual hours used. These subscriptions are typically short-term in nature, require no additional upgrades and minor customer support.

Online games — royalties and license fees

The Company licenses the right to sell and distribute its games in exchange for an initial prepaid license fee and guaranteed minimum royalty payments. The prepaid license fee revenues are recorded as deferred revenue and recognized ratably over the license period. If license agreements are renewed upon expiration of their terms, renewal license fees are deferred and recognized ratably over the new license period.

The Company generally provides its licensees with minimal post-contract customer support on its software products, consisting of technical supports and occasional unspecified upgrades, or enhancements during the contract term. The estimated costs of providing such support are insignificant and sufficient vendor-specific evidence does not exist to allocate the revenue from software and related integration projects to the separate elements of such projects, therefore all license revenue is recognized ratably over the life of the contract.

The guaranteed minimum royalty payments are recorded as deferred revenue and recognized as the royalties are earned. In addition, the Company receives a royalty payment based on a specified percentage of the licensees’ sales, including game item revenues. These royalties that exceed the guaranteed minimum royalty are recognized on a monthly basis, as the related revenues are earned by the licensees.

Mobile games revenue

Mobile games are played using mobile phones and other mobile devices. Mobile games revenue includes revenues from micro-transaction and a proportion of the per-download fees that users pay where the Company directly provides mobile game service to users, such as Korea. In addition, the Company licenses the right to market and distribute its mobile games in overseas countries in exchange for a license fee and/or guaranteed minimum royalty payments, and also receives royalty revenues from its licensees on a monthly basis. Mobile games revenues are also derived from contract prices, which are related to various outsourcing development service provided by us to third parties, such as developing games embedded in mobile phones.

Micro-transaction fees are deferred when in-game items are purchased by users and recognized as revenue when the purchased in-game items are used in the game. Per-download fees are recognized on a monthly basis as they are earned. License fees are deferred and recognized ratably as revenue over the license period and guaranteed minimum royalty payments are deferred and recognized as the relevant royalty is earned. Royalty revenues are based on an agreed percentage of each of the licensees’ revenues based on the licensees’ sales from our mobile games. Contract prices are recognized when the products or services have been delivered or rendered and the customers can begin use in accordance with the contractual terms.

Character merchandising, animation and other revenue

The Company licenses the right to commercialize or distribute its game characters or animation to third-party licensees in exchange for contract prices. These contract prices are recognized when the products or services have been delivered or rendered and the customers can begin their use in accordance with the contractual terms. In addition, the Company receives royalty payment based on a specified percentage of the licensees’ sales.

The Company also sells goods related to mobile phones, such as accessories and USB data cable or provides contracted services, which is recorded in other revenue. The Company records these sales of goods when delivery has occurred and collectability of the fixed or determinable sales price is reasonably assured.

Cash and cash equivalents	Cash and cash equivalents Cash equivalents consist of time deposits with a maturity of three months or less at the time of purchase.
Short-term financial instruments

Short-term financial instruments

Short-term financial instruments primarily include time deposits placed with financial institutions which have an original maturity greater than three months but less than one year.

Allowance for doubtful accounts

Allowance for doubtful accounts

The Company maintains allowances for doubtful accounts receivable based upon the following information: an aging analysis of its accounts receivable balances, historical bad debt rates, repayment patterns and creditworthiness of its customers, and industry trend analysis.

The payment processing service providers are responsible for remitting to the Company the full subscription revenues generated in Korea after deducting their fixed service fees and charges, which range from approximately 1.8% to 15% and risk of loss or delinquencies are borne by such payment processing service providers.

Property and equipment

Property and equipment

Property and equipment are stated at cost, less accumulated depreciation. Depreciation for property and equipment is computed using the straight-line method over the following estimated useful lives:

Computer and equipment	4 years
Furniture and fixtures	4 years
Software	3 years
Vehicles	4 years

Leasehold improvements are depreciated on a straight-line basis over the estimated useful life of the assets or the lease term, whichever is shorter.

Routine maintenance and repairs are charged to expense as incurred. Expenditures which enhance the value or extend the useful lives of the related assets are capitalized.

Accounting for the impairment of long-lived assets

Accounting for the impairment of long-lived assets

Definite-lived tangible and intangible assets are amortized over their estimated useful life according to the nature and characteristics of each asset. The Company continually evaluates the reasonableness of the useful lives of these assets.

The Company reviews property and equipment and other long-lived assets for impairment whenever events or changes in circumstances indicate that carrying value may not be recoverable in accordance with ASC 360, Property, Plant, and Equipment. When the aggregate of future cash flows (undiscounted and without interest charges) is less than the carrying value of the asset, an impairment loss is recognized based on the fair value of the asset.

Intangible assets

Intangible assets

Capitalized software development costs—online game development costs

The Company capitalizes certain software development costs relating to online games that will be distributed through subscriptions or licenses. The Company accounts for software development costs in accordance with ASC 985, Costs of Software to be Sold, Leased, or Marketed. Software development costs incurred prior to the establishment of technological feasibility are expensed when incurred and are included in research and development expense. Once a software product has reached technological feasibility, then all subsequent software development costs for that product are capitalized until the product is commercially launched. Technological feasibility is evaluated on a product-by-product basis, but typically occurs when the online game has a proven ability to operate in a massively multiplayer format. Technological feasibility of a product encompasses both technical design documentation and game design documentation.

The Company amortizes capitalized software development costs relating to online games and records as a component of cost of revenues. Amortization is determined as the greater of the amount computed using the ratio of current gross revenues for an online game to the total of current and anticipated future gross revenues for that game or the straight-line method amount over the remaining estimated economic life of the game. Amortization starts when an online game is available for general release to public users. The Company continually evaluates the reasonableness of the economic life of the capitalized software development costs based on the average life cycle of the games whenever each new game is commercially launched or acquired.

Capitalized software development costs for online games, net of accumulated amortization, at December 31, 2011 and 2012 were ￦18,744 million and ￦17,170 million, respectively. Amortization expense for the years ended December 31, 2010, 2011 and 2012 was ￦1,549 million, ￦25 million and ￦3,852 million, respectively.

The Company evaluates the recoverability of capitalized software development costs on a product-by-product basis. The recoverability of capitalized software development costs is evaluated based on the expected performance of the specific products to which the costs relate. Criteria used to evaluate expected product performance include: historical performance of comparable products using comparable technology; orders for the product prior to its release; and estimated performance of a sequel product based on the performance of the product on which the sequel is based. Capitalized costs for those products that are cancelled are expensed in the period of cancellation. In addition, an impairment loss shall be recorded when management’s forecast for a particular game indicates that unamortized capitalized costs exceed the net realizable value of that asset. Significant management judgments and estimates are utilized in the assessment of when technological feasibility is established, as well as in the ongoing assessment of the recoverability of capitalized costs. In evaluating the recoverability of capitalized costs, the assessment of expected product performance utilizes forecasted sales amounts and estimates of additional development costs to be incurred. If revised forecasted or actual product sales are changed from the original forecasted amounts utilized in the initial recoverability analysis, the actual impairment charge may be larger than originally estimated in any given period.

There were no impairment losses on capitalized software development cost for online games for the years ended December 31, 2010, 2011 and 2012.

Capitalized software development costs — website and internal use software development costs

The Company accounts for website and internal use software development cost in accordance with ASC 340, Internal Use Software. For website and internally used software development costs, the Company expenses all costs that are incurred in connection with the planning and implementation phases of development and costs that are associated with repair or maintenance of the existing websites and software. Costs incurred in the development phase are capitalized and amortized over the estimated product life.

Capitalized software development costs for website and internal use software at December 31, 2011 and 2012 were ￦192 million and ￦217 million, respectively.

Research and development costs

Research and development costs consist primarily of payroll, depreciation expense and other overhead expenses which are all expensed as incurred until technological feasibility is reached.

Goodwill

Goodwill is accounted for under ASC 350, Intangibles — Goodwill and Other, which requires that goodwill and indefinite-lived intangible assets no longer be amortized, but instead be tested at least annually for impairment, and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of these assets below their carrying amount. Such an event would include unfavorable variances from established business plans, significant changes in forecasted results or volatility inherent to external markets and industries, which are periodically reviewed by the Company’s management.

Specifically, qualitative factors are assessed to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount, including goodwill. In evaluating whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount, the relevant events and circumstances are assessed. If, after assessing the totality of events or circumstances, it is determined that it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, then a two-step process of the goodwill impairment test is not performed. If it is determined that it is more likely than not that the fair value of a reporting unit is less than its carrying amount, then the first step of the two-step goodwill impairment test is performed. The first step of the goodwill impairment test is used to identify potential impairment by comparing the fair value of a reporting unit with its carrying amount, including goodwill. If the carrying amount of a reporting unit exceeds its fair value, the second step of the goodwill impairment test is performed to measure the amount of impairment loss, if any. The second step of the goodwill impairment test compares the implied fair value of the reporting unit’s goodwill with the carrying amount of that goodwill. If the carrying amount of the reporting unit’s goodwill exceeds the implied fair value of that goodwill, an impairment loss is recognized immediately in an amount equal to that excess. The goodwill impairment test is carried out at the reporting unit, which is either an operating division or a subdivision, for which stand-alone financial information is available to the management personnel of such division or subdivision for evaluating operating results.

Acquired in-process research and development technology

Acquired IPR&D assets are considered indefinite-lived intangible assets and are not subject to amortization. An IPR&D asset must be tested for impairment annually or more frequently if events or changes in circumstances indicate that the asset might be impaired. The impairment test consists of a comparison of the fair value of the IPR&D asset with its carrying amount. If the carrying amount of the IPR&D asset exceeds its fair value, an impairment loss must be recognized in an amount equal to that excess. After an impairment loss is recognized, the adjusted carrying amount of the IPR&D asset will be its new accounting basis. Subsequent reversal of a previously recognized impairment loss is prohibited. The initial determination and subsequent evaluation for impairment of the IPR&D asset requires management to make significant judgments and estimates. Once an IPR&D project has been completed, the useful life of the IPR&D asset is determined and amortized accordingly. If an IPR&D project has been abandoned, it is immediately expensed.

Advertising

Advertising

The Company expenses advertising costs as incurred. Advertising expense was approximately ￦1,853 million, ￦3,121 million and ￦4,585 million for the years ended December 31, 2010, 2011 and 2012, respectively.

Accrued severance benefits and pension plan

Accrued severance benefits and pension plan

Employees and directors with one year or more of service are entitled to receive a lump-sum payment upon termination of their employment with the Company based on the length of service and rate of pay at the time of termination. Accrued severance benefits are estimated assuming all eligible employees were to terminate their employment at the balance sheet date in compliance with relevant laws in Korea. The annual severance benefits expense charged to operations is calculated based upon the net change in the accrued severance benefits payable at the balance sheet date based on the guidance of ASC 715, Compensation-Retirement Benefits.

Gravity and NeoCyon introduced a defined contribution pension plan in 2005 and 2011, respectively, and provide an individual account for each participant. A plan’s defined contributions to an individual’s account are to be made for periods in which that individual renders services, the net pension cost for a period shall be the contribution called for in that period.

Foreign currency translation

Foreign currency translation

The Korean parent company and its subsidiaries use their local currencies as their functional currencies. The financial statements of the subsidiaries in functional currencies other than the Korean Won are translated into the Korean Won in accordance with ASC 830, Foreign Currency Matters. All assets and liabilities of the foreign subsidiaries are translated into the Korean Won at the exchange rate in effect at the end of the period, and capital accounts are determined to be of a permanent nature and are therefore translated using historical exchange rates. Revenues and expenses are translated at average exchange rates during the period. The effects of foreign currency translation adjustments are reflected in the cumulative translation adjustment account, reported as a separate component of comprehensive income in shareholders’ equity.

Foreign currency transactions

Net gains and losses resulting from foreign exchange transactions are included in foreign currency income (losses) in the consolidated statements of comprehensive income (loss).

Income taxes

Income taxes

The Company accounts for income taxes under the provisions of ASC 740, Income Taxes. Under ASC 740, income taxes are accounted for under the asset and liability method. Deferred income taxes are determined based upon differences between the financial reporting and tax bases of assets and liabilities at currently enacted statutory tax rates for the years in which the differences are expected to reverse.

A valuation allowance is provided on deferred income tax assets to the extent that it is more likely than not that such deferred income tax assets will not be realized. The total income tax provision includes current tax expenses under applicable tax regulations and the change in the balance of deferred income tax assets and liabilities.

The Company follows ASC 740, Income Taxes, which prescribes a recognition threshold and measurement attribute for tax positions taken or expected to be taken in a tax return. This standard also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The evaluation of a tax position in accordance with this standard is a two-step process. In the first step, recognition, the Company determines whether it is more likely than not that a tax position will be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The second step addresses measurement of a tax position that meets the more-likely-than-not criteria. The tax position is measured at the largest amount of benefit that has a likelihood of greater than 50 percent of being realized upon ultimate settlement. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in (a) an increase in a liability for income taxes payable or a reduction of an income tax refund receivable, (b) a reduction in a deferred income tax asset or an increase in a deferred income tax liability or (c) both (a) and (b).

Fair Value Measurements

Fair Value Measurements

Fair value is defined as an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset and liability. As a basis for considering such assumptions, a fair value hierarchy has been established that prioritizes the inputs used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to unobservable inputs (level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 — Quoted prices in active exchange markets involving identical assets or liabilities.

•

Level 2 — Inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

•	Level 3 — Inputs that are generally unobservable and typically reflect management estimates of assumptions and inputs using a binomial lattice model as the valuation technique.

Fair Value of Financial Instruments

Fair Value of Financial Instruments

ASC Topic 825, Financial Instruments, requires disclosure of the fair value of financial instruments for which the determination of fair value is practicable. The fair values of the Company’s cash and cash equivalents, short-term financial instruments, accounts receivable and other current assets, accounts payable and other current liabilities approximate carrying values due to the short maturity of these instruments.

Earning (loss) per share

Earnings (losses) per share

Basic earnings (losses) per share is computed by dividing net income (loss) attributable to common shareholders by the weighted average number of common shares outstanding for all periods. Diluted earnings (losses) per share is computed by dividing net earnings (losses) by the weighted average number of common shares outstanding, increased by common stock equivalents. Common stock equivalents are calculated using the treasury stock method and represent incremental shares issuable upon exercise of the Company’s outstanding stock options. However, potential common shares are not included in the denominator of the diluted earnings (losses) per share calculation when inclusion of such shares would be anti-dilutive, such as in a period in which a net loss is recorded.

Recent accounting pronouncements

Recent accounting pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued FASB Accounting Standards Update (“ASU”) No. 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs to provide largely identical guidance about fair value measurement and disclosure requirements. This standard does not extend the use of fair value but, rather, provides guidance about how fair value should be applied where it already is required or permitted under International Financial Reporting Standards (“IFRS”). For U.S. GAAP, most of the changes are clarifications of existing guidance or wording changes to align with IFRS 13. A public entity is required to apply the ASU prospectively for interim and annual periods beginning after December 15, 2011. The Company adopted the amendments, and the adoption did not impact the Company’s financial condition or results of operations.

In June and December 2011, the FASB issued ASU 2011-05, Presentation of Comprehensive Income, and ASU 2011-12, Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05, respectively. The amended guidance requires an entity to present components of net income and other comprehensive income in one continuous statement, referred to as the statement of comprehensive income, or in two separate, but consecutive statements. The current option to report other comprehensive income and its components in the statement of stockholders’ equity will be eliminated. Although the new guidance changes the presentation of comprehensive income, there are no changes to the components that are recognized in net income or other comprehensive income under existing guidance. An entity should apply the ASU retrospectively. For a public entity, these ASUs are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. The Company adopted this guidance and presented components of net income and other comprehensive income in the statements of comprehensive income (loss). The adoption of this guidance did not impact the Company’s net income, financial position or cash flows.

In December 2011 and January 2013, the FASB issued ASU 2011-11, Disclosures about Offsetting Assets and Liabilities, and ASU 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, respectively, which create new disclosure requirements about the nature of an entity’s rights of offset and related arrangements associated with its financial instruments and derivative instruments. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods therein, with retrospective application required. The new disclosures are designed to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under IFRS. The adoptions of ASU 2011-11 and 2013-01 are not expected to have a material impact on the Company’s consolidated financial statements.

In July 2012, the FASB issued ASU 2012-02, Testing Indefinite-Lived Intangible Assets for Impairment as an update to the authoritative guidance related to testing indefinite-lived intangible assets for impairment. This update gives an entity the option to first consider certain qualitative factors to determine whether the existence of events and circumstances indicates that it is more likely than not that the fair value of an indefinite-lived intangible asset is less than its carrying amount as a basis for determining whether it is necessary to perform the quantitative impairment test. This update is effective for the indefinite-lived intangible asset impairment test performed for fiscal years beginning after September 15, 2012 with early adoption permitted. The Company has early adopted this ASU and the adoption had no material impact on the Company’s consolidated financial statements.

In February 2013, the FASB issued ASU 2013-02, Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income to require new disclosures about reclassifications from accumulated other comprehensive income to net income. These disclosures may be presented on the face of the statements or in the notes to the consolidated financial statements. The standards update is effective for fiscal years beginning after December 15, 2012 with early adoption permitted. Since this standard only impacts presentation and disclosure requirements, its adoption will not have a material impact on the Company’s consolidated financial statements.